UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 27, 2006

Arch Coal, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One CityPlace Drive, Suite 300, St. Louis, Missouri		63141
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(314) 994-2725

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 27, 2006, the Board of Directors of Arch Coal, Inc. (the "Company") increased the size of the Board of Directors to twelve and elected Brian J. Jennings to fill the newly-created vacancy, effective immediately. Mr. Jennings will serve as a Class I director and his term will expire at the 2007 annual meeting of stockholders of the Company. Mr. Jennings will serve on the Finance Committee and the Audit Committee.

Item 7.01 Regulation FD Disclosure.

On July 27, 2006, the Company issued a press release announcing the changes described above. A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are attached hereto and filed herewith.

Exhibit No. Description

99.1 Press release dated July 27, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arch Coal, Inc.

July 27, 2006	By:	Robert G. Jones

Name: Robert G. Jones
Title: Vice President - Law, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated July 27, 2006